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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

            We consent to the incorporation by reference in Registration Statement Nos. 333-39690, 333-42753, 333-42747, 333-00537, 033-60169, 033-33373
and 033-69922 of Datascope Corp. on Form S-8 of our report dated July 24, 2000 appearing in this Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 2000.


Deloitte & Touche LLP

New York, New York
August 14, 2000